Exhibit 10.4

APPENDIX NO 1 TO THE DISTRIBUTION AGREEMENT SIGNED ON 15th AUGUST 2023

between

DALRADA CORPORATION (USA) and/or DALRADA TECHNOLOGY SPAIN, S.L.

and

JBS CONSULTING

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THIS AGREEMENT is made the 30th August 2023

BETWEEN:

(1)	DALRADA CORPORATION (USA) and/or DALRADA TECHNOLOGY SPAIN, S.L., a company incorporated in Spain, having its principal office at C/ Parroquia de Cortinan Nave F-14 - Poligono Industrial Bergondo 15165, Bergondo (A Coruna), Spain, with VAT number B13847777 (the “Supplier”); and

(2)	JBS CONSULTING, a company incorporated in France with Tax ID number FR4291322030 and whose registered office is at 138, Boiulevard Bethier 75017, Paris, France (the “Distributor”);

WHEREAS

(A)	On August 15th, 2023, the Supplier and the Distributor signed a Distribution Agreement for the distribution of certain products (the “Distribution Agreement”).

(B)	Parties have agreed upon an amendment of some specific terms of the Distribution Agreement, and therefore.

IT IS AGREED:

A.	Current clause 2 of the Distribution Agreement (“EFFECTIVENESS AND STATUS”) shall be redrafted to read as follows,

“2. EFFECTIVENESS AND STATUS

	2.1	This Contract shall be is effective from its signature and be in force for a period of TWELVE (12) MONTHS, and thereafter subsequent years shall be initiated, unless a written request for termination is made at the end of twelve months.

Extension of this Contract shall be automatic for successive periods of TWELVE (12) ADDITIONAL MONTHS if no party provides a TWO (2) MONTH express written notice.

	2.2	As a Condition of maintaining the effectiveness and binding effect of this Contract throughout the period expressed in paragraph 2.1, Distributor shall, within the first fifty-five (55) days following the signing of the Contract:

		a)	Identify One to two Factories/Buildings, that will require a climate technology heat pump and release an initial PO to cover the required Quantity for identified buildings.

		b)	Pay a deposit of 50% of the price of the above-mentioned machines.

	2.3	After installation and proven performance, Distributor shall release further orders for units.

	2.4	If the Condition set out in section 2.2 is not be met within the established time frame, the Contract will cease to be in effect immediately and without further notice to the Supplier.

Failure to comply with the condition set forth in paragraph 2.2 will result in the automatic termination of this Agreement.”

B.	There are no additional changes to the Distribution Agreement dated 15th August, 2023.

C.	This APPENDIX NO 1 is to take immediate effect upon signing, without affecting the remaining Clauses of the Distribution Agreement.

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IN WITNESS of which this Agreement has been executed by the parties on the date which appears at the start of this Agreement.

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